LOAN AGREEMENT

THIS AGREEMENT made this 6th day of July 2017 by and among HARVEY M. BURSTEIN (“Lender”), AMERICAN REBEL, INC., a Nevada corporation (“Borrower”), AMERICAN REBEL HOLDINGS, INC., a Nevada corporation (“Parent Company”) and CHARLES A. ROSS, JR. a/k/a Andy Ross (“Guarantor”).

WITNESSETH:

WHEREAS, Borrower desires to obtain a loan from Lender to serve Borrower’s business needs; and,

WHEREAS, Lender is willing to enter into a loan transaction with Borrower on the terms and conditions as set forth in this Agreement; and,

WHEREAS, Guarantor is willing to guaranty payment in full of the loan from Lender to Borrower; and,

WHEREAS, Borrower, Parent Company and Guarantor warrant and represent that the number of shares to be transferred to Lender in this transaction are free and clear of any liens or encumbrances.

NOW THEREFORE, for Ten and no/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the parties agree as follows:

1.

Lender agrees to loan the principal sum of Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) to Borrower that will be evidenced by Borrower’s negotiable promissory note as set forth as Exhibit “1” (“Note”) attached hereto and incorporated herein by reference.

2.

Borrower hereby pledges as collateral security for the Note a first priority security interest in all inventory of every type located at 10571 Lackman Road, Lenexa, Kansas 66219, which shall include, but not be limited to all shirts, T-shirts, pants, coats, jackets, vests, shoes, boots, belts, back packs, and hats, and as more fully set forth in the Security Agreement provided as part of this transaction.

3.

Parent Company shall within 5 business days from the date of the Note cause Two Hundred Fifty Thousand (250,000) shares of common voting stock of Parent Company to be issued to Lender, with transfer made directly from the transfer agent to a designated investment account of Lender.

4.

The Parent Company represents that it is a publicly held company with its common stock currently quoted on the Over-the-Counter Market under the trading symbol “CSCP”, but soon to be changed and anticipated to be “AREB”.

5.

Borrower, Parent Company and Guarantor warrant and represent that the Two Hundred Fifty Thousand (250,000) shares of common voting stock in Parent Company to be issued to Lender in this transaction are free and clear of any liens or encumbrances.

6.

Guarantor shall guaranty full and complete performance by Borrower of its obligations set forth in the Note, as set forth in the Guaranty attached hereto as Exhibit “2” and incorporated herein by reference.

7.

Borrower and Parent Company further warrant and represent that its CEO/president, Charles A. Ross, Jr., has actual authority by Borrower’s and Parent Company’s Board of Directors to enter into this transaction with Lender on the terms set forth herein.

8.

The Lender represents and warrants to the Borrower and Parent Parent Company that:

a.

Investment Purpose. As of the date hereof, the Lender is purchasing the Note and the shares of common voting stock issuable hereunder (collectively, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof in a manner that would violate the Securities Act of 1933, as amended (the “1933 Act”), except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Lender does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Lender is acquiring the Securities hereunder in the ordinary course of its business. The Lender does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

b.

Accredited Investor Status. The Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.

Reliance on Exemptions. The Lender understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Parent Company is relying upon the truth and accuracy of, and the Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

d.

Information. The Lender and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Borrower and Parent Company and materials relating to the offer and sale of the Securities which have been requested by the Lender or its advisors. The Lender and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Borrower and Parent Company. Notwithstanding the foregoing, neither the Borrower nor the Parent Company has disclosed to the Lender any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Lender. The Lender understands that its investment in the Securities involves a significant degree of risk. The Lender is not aware of any facts that may constitute a breach of any of the Borrower’s or Parent Company's representations and warranties made herein. The Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

e.

Governmental Review. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

f.

Transfer or Re-sale. The Lender understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Lender shall have delivered to the Parent Company, at the cost of the Lender, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Parent Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Lender who agrees to sell or otherwise transfer the Securities only in accordance with this Agreement and who is an Accredited Investor, (d) the Lender provides the Parent Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Lender shall have delivered to the Parent Company, at the cost of the Lender, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Parent Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Borrower, Parent Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case).

g.

Legends. The Lender understands that the Note and the conversion voting stock shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Parent Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Parent Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Parent Company so that the sale or transfer is effected. The Lender agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h.

Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Lender, and this Agreement constitutes a valid and binding agreement of the Lender enforceable in accordance with its terms.

i.

Residency. The Lender is a resident of the State of Kansas and has no plans to change its residence within the near future.

(SIGNATURE PAGE TO FOLLOW)

IN WITNESS WHEREOF the parties have executed this Agreement on this 6th day of July 2017.

LENDER:

BORROWER:

AMERICAN REBEL, INC.

/s/ Harvey M. Burstein

By: /s/ Charles A. Ross, Jr.

Harvey M. Burstein

Charles A. Ross, Jr.,

President

and CEO

PARENT COMPANY:

AMERICAN REBEL HOLDINGS, INC.

By: /s/ Charles A. Ross, Jr.

Charles A. Ross, Jr.,

President

 and CEO

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